                          POWER OF ATTORNEY

                   For Executing Forms 3, 4 and 5

Know all men by these presents, that the undersigned hereby constitutes and appoints each of C. William Austin and Terry W. Rathert, signing singly, his true and lawful attorney-in-fact to:

(1)  Execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as

     amended and the rules thereunder;

(2)  Do and perform any and all acts for and on behalf of the undersigned which may be necessary of desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United

     States Securities and Exchange Commission and any other authority; and

(3)  Take any action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite,

necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-

in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

In witness whereof, the undersigned has caused this Power of Attorney to be executed as of this 11th day of November, 2004.

/s/ Joseph H. Netherland